SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 17, 2005


                        Navidec Financial Services, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


          Colorado                     000-51139                13-4228144
          --------                     ---------                ----------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

             Fiddler's Green Center, 6399 S. Fiddler's Green Circle,
                  Suite 300, Greenwood Village, Colorado 80111
                ------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone number, including area code: (303) 222-1000
                                                            -------------
                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 8.01  Other Events.

In a press release dated March 17, 2005, Navidec Financial Services, Inc. (the "Company") announced it had made a decision to recall the recent distribution of its unrestricted shares of common stock to street-name holders of Navidec, Inc. common stock as of the September 9, 2004 record date, due to problems that arose resulting in the incorrect crediting and debiting of the shareholder accounts. The Company will very shortly establish a new distribution of shares of restricted stock to ensure that the proper accounts will be appropriately credited with the Company's securities.


Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

99.1  Press Release dated, March 17, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2005

                                            NAVIDEC FINANCIAL SERVICES, INC.


                                            By:  /s/ Robert D. Grizzle
                                                 -------------------------------
                                                     Robert D. Grizzle,
                                                     Chief Financial Officer